                                              FILED PURSUANT TO RULE 424(B)(2)
                                                         FILE NUMBER 333-39275

PRICING SUPPLEMENT NO. 2
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated April 3, 2000)



                                ______________

                                   $612,696

                                CYGNUS, INC.

                                Common Stock

                                ______________


--------------------------------------------------------------------
Date of Purchase                                     April 28, 2000
--------------------------------------------------------------------
Number of Shares                                          52,100
--------------------------------------------------------------------
Price per Share                                         $  11.76
--------------------------------------------------------------------
Proceeds to Cygnus                                      $612,696
--------------------------------------------------------------------



        The date of this Pricing Supplement is May 1, 2000.